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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in this Post-Effective Amendment No. 4 to Registration Statement on Form S-1 (No. 333-166015) of our report dated February 28, 2012, on the consolidated financial statements of Heritage Oaks Bancorp appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 2011, and to the reference to us under the heading "Experts" in the prospectus.

/s/ Crowe Horwath LLP

Sacramento, California
March 19, 2012

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM